This AMENDMENT NO. 8, dated as of August 9, 2006 (this “Amendment”) to the Amended and Restated Receivables Transfer Agreement dated as of August 16, 2002, as originally dated October 17, 2001, and as amended through and including the date hereof in accordance with its terms (the “Receivables Transfer Agreement”), by and among TYSON RECEIVABLES CORPORATION, a Delaware corporation, as transferor (in such capacity, the “Transferor”), TYSON FOODS, INC., a Delaware corporation, individually (“Tyson”), as collection agent (in such capacity, the “Collection Agent”) and as guarantor under the Limited Guaranty set forth in Article IX thereto (in such capacity, the “Guarantor”), the several commercial paper conduits parties thereto and their respective permitted successors and assigns (the “CP Conduit Purchasers”, each, individually, a “CP Conduit Purchaser”), the several financial institutions parties thereto as “Committed Purchasers” and their respective permitted successors and assigns (the “Committed Purchasers”, each, individually, a “Committed Purchaser”), the agent bank of each CP Conduit Purchaser and Committed Purchaser and its permitted successor and assign (the “Funding Agent” with respect to such CP Conduit Purchaser and Committed Purchaser), and JPMorgan Chase Bank, N.A., a New York state banking corporation (“JPMorgan”), as administrative agent for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the parties hereto have previously entered into the Receivables Transfer Agreement;

WHEREAS, the parties wish to extend the Facility A Commitment Expiry Date from August 9, 2006 to August 8, 2007;

WHEREAS, the parties wish to extend one component of the Facility B Commitment Expiry Date from August 9, 2008 to August 8, 2009;

WHEREAS, the parties to the Receivables Transfer Agreement wish to amend the Receivables Transfer Agreement pursuant to Section 10.02 of the Receivables Transfer Agreement, subject to the terms and conditions set forth herein;

NOW THEREFORE, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto consent and agree as follows:

AGREEMENTS

•Definitions. Unless otherwise defined in this Amendment, all defined terms used in this Amendment, including the Recitals hereto, shall have the meanings ascribed to such terms in the Receivables Transfer Agreement.

•Amendments to Definitions. (a) The definition of Concentration Factor set forth in Schedule A to the Receivables Transfer Agreement is hereby amended by:

• replacing 12.0% in clause (i) thereof with 15.0%;

• replacing 6.0% in clause (ii) thereof with 7.50%;

• replacing 3.0% in clause (iii) thereof with 3.25%; and

• replacing 3.0% in clause (iv) thereof with 3.25%.

•Clause (3) of the definition of Eligible Receivable set forth in Schedule A to the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

“(3)  the Obligor of which is (A) a United States resident or a resident of a U.S. territory other than Receivables due from Obligors that are not residents of the United States or a U.S. territory to the extent the aggregate Outstanding Balance of Receivables due from such Obligors does not exceed 5% of the Outstanding Balance of all Receivables on any date of computation, (B) a Designated Obligor at the time of the initial creation of an interest therein under the Receivables Transfer Agreement, (C) not an Official Body or an Affiliate of any of the parties to the Receivables Transfer Agreement other than Receivables due from Official Bodies to the extent the aggregate Outstanding Balance of Receivables due from such Obligors does not exceed 2% of the Outstanding Balance of all Receivables on any date of computation, (D) not the subject of an Event of Bankruptcy, and (E) an Eligible Obligor;”

•The definition of Facility A Commitment Expiry Date set forth in Schedule A to the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

“’Facility A Commitment Expiry Date’ shall initially mean with respect to each Committed Purchaser, August 8, 2007, as extended from time to time with respect to such Committed Purchasers pursuant to Section 2.26 of the Receivables Transfer Agreement.”

•Clause (a) of the definition of Facility B Commitment Expiry Date set forth in Schedule A to the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

“(a) August 8, 2009;”

•The definition of Loss and Dilution Reserve Ratio set forth on Schedule A to the Receivables Transfer Agreement is hereby eliminated in its entirety.

•The definition of Percentage Factor set forth on Schedule A to the Receivables Transfer Agreement, with the exception of the last paragraph thereof which shall not be amended, is hereby amended and restated in its entirety to read as follows:

“’Percentage Factor’ shall mean the fraction (expressed as a percentage) computed on any date of determination as follows:

NI	x	( 1 + (LR+DR+CCRR) )	+	(SFRR x OBR)
		1 – (LR+DR)		1 – (LR+DR)
NRB

Where:

NI	=	the Net Investment on the date of such computation;
LR	=	the Loss Reserve on the date of such computation;
DR	=	the Dilution Reserve on the date of such computation;
CCRR	=	the Carrying Cost Reserve Ratio on the date of such computation;
SFRR	=	the Servicing Fee Reserve Ratio on the date of such computation;
OBR	= the Outstanding Balance of all Receivables on the date of such computation; and
NRB	=	the Net Receivables Balance on the date of such computation.”

•The following new definitions are hereby added to Schedule A to the Receivables Transfer Agreement in alphabetical order:

“’Dilution Reserve’ shall mean, on any day, the greater of (i) 3% and (ii) the Dilution Reserve Ratio.”

“’Loss Reserve’ shall mean, on any day, the greater of (i) 15% and (ii) the Loss Reserve Ratio.”

•Amendment to Schedule C. Schedule C to the Receivables Transfer Agreement is hereby amended by replacing 15% with 18%.

•Waiver. (a) Solely for the purposes of this Amendment, in connection with the extension of the Facility A Commitment Expiry Date, the Transferor, the Administrative Agent and each CP Conduit Purchaser hereby waive the 30 days prior notice requirement applicable to each Committed Purchaser set forth in Section 2.26 of the Receivables Transfer Agreement.

•The waiver provided for in this Section 4 shall commence on the effectiveness of this Amendment, and except in this instance, but at all times thereafter the Receivables Transfer Agreement shall apply in all respects, and the parties to the Receivables Transfer Agreement shall have all rights and remedies, as if such waiver had never been granted.

•Acknowledgment of Guarantor. The Guarantor hereby acknowledges receipt of and notice of, and consents to the terms of, this Amendment.

•Representations and Warranties. The Transferor represents and warrants to the Administrative Agent, the Funding Agents, the CP Conduit Purchasers and the Committed Purchasers that its representations and warranties set forth in Section 3.01 of the Receivables Transfer Agreement are true and correct in all material respects, in each case as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respect as of such earlier date). Such representations and warranties shall be deemed to have been made under the Receivables Transfer Agreement.

•Counterparts;  Conditions to Effectiveness. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Amendment will be effective on the date (the “Effective Date”) when:

• executed counterparts of this Amendment and the Amended and Restated Fee Letter, between the Transferor, Tyson and the Administrative Agent (the “Amended and Restated Fee Letter”), are delivered by each party hereto to the Administrative Agent;

• the Transferor shall have paid to each Committed Purchaser any fee then due and payable to each Committed Purchaser under the Amended and Restated Fee Letter;

• the Rating Agencies shall have provided the Rating Confirmations in accordance with Section 2.26 of the Receivables Transfer Agreement; and

• the Administrative Agent has received such other documents, instruments, certificates and opinions as the Administrative Agent or any Funding Agent shall reasonably request.

•Agreement in Full Force and Effect. Except as expressly amended hereby, the Receivables Transfer Agreement will continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date of the effectiveness hereof, any reference to the Receivables Transfer Agreement will mean the Receivables Transfer Agreement as amended by this Amendment.

•Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

•Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

TYSON RECEIVABLES CORPORATION, as Transferor

By:_/s/ Dennis Leatherby______________

Name: Dennis Leatherby

Title: SVP Finance & Treasurer

TYSON FOODS, INC., individually, as Collection Agent and as Guarantor

By:_/s/ Dennis Leatherby______________

Name: Dennis Leatherby

Title: SVP Finance & Treasurer

JPMORGAN CHASE BANK, N.A. (formerly known as The Chase Manhattan Bank), as Administrative Agent

By:______________________________

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

TYSON RECEIVABLES CORPORATION, as Transferor

By:____________________________

Name:

Title:

TYSON FOODS, INC., individually, as Collection Agent and as Guarantor

By:_____________________________

Name:

Title:

JPMORGAN CHASE BANK, N.A. (formerly known as The Chase Manhattan Bank), as Administrative Agent

By:__/s/ Sherri Gerner______________

Name: Sherri Gerner

Title: Vice President

PARK AVENUE RECEIVABLES COMPANY, LLC, as CP Conduit Purchaser

By: JPMORGAN CHASE BANK, N.A., its attorney-in-fact

By:__/s/ Sherri Gerner______________

Name: Sherri Gerner

Title: Vice President

JPMORGAN CHASE BANK, N.A. (formerly known as The Chase Manhattan Bank), as Committed Purchaser for Park Avenue Receivables Company, LLC

By:__/s/ Sherri Gerner______________

Name: Sherri Gerner

Title: Vice President

JPMORGAN CHASE BANK, N.A. (formerly known as The Chase Manhattan Bank), as Funding Agent for Park Avenue Receivables Company, LLC

By:__/s/ Sherri Gerner______________

Name: Sherri Gerner

Title: Vice President

THREE PILLARS FUNDING LLC, as CP Conduit Purchaser

By:__/s/ Doris J. Hearn_______________

Name: Doris J. Hearn

Title: Vice President

SUNTRUST BANK, as Committed Purchaser for Three Pillars Funding LLC

By:____________________ __________

Name:

Title:

SUNTRUST BANK, as Funding Agent for Three Pillars Funding LLC

By:_ _______________________________

Name:

Title:

THREE PILLARS FUNDING LLC, as CP Conduit Purchaser

By:_____________________________

Name:

Title:

SUNTRUST BANK, as Committed Purchaser for Three Pillars Funding LLC

By:__/s/ Stephen A. McKenna__________

Name: Stephen A. McKenna

Title: Sr. Vice President

SUNTRUST BANK, as Funding Agent for Three Pillars Funding LLC

By:_ /s/ James R. Bennison____________

Name: James R. Bennison

Title: Managing Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as CP Conduit Purchaser

By:	COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as Attorney-in-Fact

By:_/s/ Rebecca O. Morrow____________

Name: Rebecca O. Morrow

Title: Attorney-in-Fact

By:_/s/ Jocelyn Lallemand _____________

Name: Jocelyn Lallemand

Title: Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as Committed Purchaser for Nieuw Amsterdam Receivables Corporation

By:_/s/ Rebecca O. Morrow____________

Name: Rebecca O. Morrow

Title: Executive Director

By:_/s/ Jocelyn Lallemand _____________

Name: Jocelyn Lallemand

Title: Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as Funding Agent for Nieuw Amsterdam Receivables Corporation

By:_/s/ Rebecca O. Morrow____________

Name: Rebecca O. Morrow

Title: Executive Director

By:_/s/ Jocelyn Lallemand _____________

Name: Jocelyn Lallemand

Title: Vice President